Exhibit 99.1

Exhibit 99.1

ROTECH

HEALTHCARE INC.

We Care About Patient Care

Confidential

Rotech Healthcare Inc.

September 2010

ROTECH

HEALTHCARE INC.

We Care About Patient Care

1. Company overview

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ROTECH

HEALTHCARE INC.

We Care About Patient Care

Company overview

One of the largest providers of home respiratory services

- 450 locations, largely non-urban

- Over 300,000 patients in 48 states

- Seven billing / collections offices

$493mm LTM net revenue

20 large managed care contracts

Awarded 6 of 9 competitive bidding regions

Largest provider of home oxygen services to the Veterans Administration

Headquartered in Orlando, Florida

2010 YTD Revenue

Other 3%

DME 11%

Respiratory 86%

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ROTECH

HEALTHCARE INC.

We Care About Patient Care

National provider, non urban focus

Round One CBAs

Round Two CBAs

Rotech locations outside Round One and Two CBAs

Rotech locations inside Round One and Two CBAs

~ 75% of Rotech’s branches are outside of Round 1 and Round 2 Competitive Bidding Areas

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ROTECH

HEALTHCARE INC.

We Care About Patient Care

Service offerings

YTD 2010 Revenue

Oxygen (Medicare and Private) 49%

Sleep Apnea 24%

Durable Medical Equipment 12%

Nebulizer Medications 10%

Other(1) 5%

Total 100%

Note: Based on revenues as of 6/30/10.

(1) Includes other respiratory, revenues from advertising, etc.

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ROTECH

HEALTHCARE INC.

We Care About Patient Care

Payor mix becoming more diversified

Rotech

2009

Private 4%

Commercial 38%

Medicare 42%

VA 9%

Medicaid 7%

2007

Private 3%

Commercial 31%

Medicare 51%

VA 8%

Medicaid 7%

National providers

Apria 2009

Medicare 22%

Medicaid 6%

Commercial 72%

Lincare 2009

Private 7%

Medicare 47%

Medicaid 13%

Commercial 33%

Source: Public filings.

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ROTECH

HEALTHCARE INC.

We Care About Patient Care

Consistent operating trends

Net oxygen patients

135,213

131,360

124,476

119,400

2007

2008 2009

YTD

Stable employee base turnover

(% turnover – voluntary only)

34%

27%

19%

18%

2007

2008

2009

YTD

Sleep apnea net revenues

($ in millions)

$83

$90

$112

$61

2007

2008

2009

1H 2010

Strong control over capital expenditures

($ in millions)

$52

$48

$36

$22

2007

2008

2009

1H

2010

% Revenue:

9.4% 8.4% 7.5% 8.9%

Note: Capital expenditure shown is maintenance capex.

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ROTECH

HEALTHCARE INC.

We Care About Patient Care

Successfully executing plan and deleveraging

Consistent EBITDA growth

($ in millions)

Adjusted EBITDA (1)

7.5%

$77 $82 $89

18.6%

$43 $51 (2)

2007 2008 2009 1H 2009 1H 2010

Focus on deleveraging

Net debt / Adjusted EBITDA

5.6x

5.3x

5.1x

4.7x

2007 2008 2009 Q2 2010

(1) See appendix for a reconciliation of Adjusted EBITDA from net earnings (loss).

(2) Includes $5mm benefit for accounts receivable adjustment in Q1 2010 and excludes $3mm one-time gain related to commercial arbitration settlement.

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ROTECH

HEALTHCARE INC.

We Care About Patient Care

Highlights

Strong demographic trends

Necessary, cost-effective service in a highly fragmented industry

Well positioned for competitive bidding

Scale and cost efficiency provide significant upside

Regulatory environment stabilized

Proven and experienced management team

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ROTECH

HEALTHCARE INC.

We Care About Patient Care

Favorable industry drivers

$6B industry growing 5%–6% annually, excluding reimbursement cuts

Medicare population continues to grow and age

- US population age 55+ expected to grow ~2x the average growth rate

- ~30% of population by 2030

Respiratory incidence increasing

- 15 million Americans with COPD

- 750k hospital admissions annually

- Average cost per patient ~$18K

- Only major disease with rising incidence

Medicare beneficiary growth

(Beneficiaries in millions)

2.3% CAGR

20 34 40 46 61 78

1970 1990 2000 2010 2020 2030

Source: Kaiser Family Foundation, 2010.

COPD incidence growth

(Patients in millions)

13.7 14.2 14.5 14.6 14.6 14.8

2003 2004 2005 2006 2007 2008

Source: CDC, 2010.

Source: U.S. Census Bureau.

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ROTECH

HEALTHCARE INC.

We Care About Patient Care

Home care is a cost-effective service

Oxygen patients require services for extended period of time

- Average 24 months

- Growing longer with earlier detection and increasing patient life span

Cost-effective alternative to institutional care

- Government and MCOs need to contain increasing costs

- Better response to treatment and lower incidence of infection

Patients prefer in-home care

$7/day In-home oxygen cost for Medicare patient per day

$3,600+/day

In-patient hospitalization cost to receive oxygen per day

Source: American Association for Homecare.

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ROTECH

HEALTHCARE INC.

We Care About Patient Care

Market position

Local market focus

Highly fragmented market

Rapid industry consolidation allows efficient operators to gain share

2009 respiratory market

Rotech 8%

Other 43%

Lincare 26%

American Home Patient 4%

Apria 19%

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ROTECH

HEALTHCARE INC.

We Care About Patient Care

Competitive Bidding overview

Reimbursement rates between CMS and designated providers

- Mandated by Congress in 2003 and amended under the Medicare Improvements for Patients and Providers Act (MIPPA) on July 15, 2008

- Initial proposal covers Competitive Bidding Areas (CBAs or MSAs) over two bidding periods (2011 and 2013)

- Awards providers with 3 year contract

- Non-winning providers become precluded from providing services to new patients

Round 1

- 9 CBAs starting Jan 1, 2011

- Estimated ~30% rate cut

- 70% of existing providers not offered Competitive Bidding contracts

Round 2

- 91 CBAs starting Jan 1, 2013

- Bids due at a date to be announced in 2011

- Rotech currently has branches in 63 of these CBAs

Source: CMS.

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ROTECH

HEALTHCARE INC.

We Care About Patient Care

How Competitive Bidding works

200

Net New Medicare O2 Patients per Month

Before Competitive Bidding

100

Providers

National Providers

Local Providers

Regional Providers

After Competitive Bidding

30

Providers

National Providers

Local Providers

Regional Providers

New Providers

30% of the providers offered contracts do not currently offer products in the CBA

Average Number of Net New Medicare O2 Patients per Provider per month

Before Competitive Bidding 2

70% of existing providers not offered contracts

Greater than 300% increase

After Competitive Bidding 7

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ROTECH

HEALTHCARE INC.

We Care About Patient Care

Rotech’s Round 1 results

Awarded 6 of 9 CBA contracts for oxygen supplies

– Approximately 7% Medicare market share across CBAs

– Estimated 70% of existing providers not offered a CBA contract

– Estimated 30% of winning providers have no local presence in market

3 CBAs not awarded to Rotech

– Medicare oxygen revenue within these 3 CBAs is less than 5% of the total revenue for the associated branches

– Rotech will “grandfather” patients and stay in these CBAs

Limited financial impact

– Q1 2011 impact of $900k, excluding referral growth from 17 new contracts

– 7-12 months to breakeven if Medicare market share increases to 11%-21%

Rotech revenue

Medicare Round 1 3%

Non-Medicare revenue 61%

Other Medicare revenue 36%

Note: YTD 6/30/10.

Opportunity to gain market share and more than offset reductions in reimbursement rates

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ROTECH

HEALTHCARE INC.

We Care About Patient Care

Financial impact of Competitive Bidding

Illustrative case study

Nine branches

5,055 oxygen patients

– Medicare market share of 15%

Assumes 40% rate cut for Medicare O2 patients

– ~6% aggregate reduction in total base revenues

Opportunity to improve market share with 70% reduction in number of providers

Branch level EBITDA margin expected to improve from 27% to 46% over three years post-CBA

% increase in volume

Quarterly increase in new patients

Timing to breakeven (months)

50% 114 10–12

100% 152 7–9

150% 190 7–9

200% 228 7–9

300% 304 4–6

Note: Pre-CBA new patient volume is estimated to ~76 patients per quarter.

Timing to Breakeven EBITDA

($ in 000’s)

$2,000 $1,800 $1,600 $1,400 $1,200 $1,000 $800 $600 $400 $200 –

EBITDA = $1,436

$1,309 $1,354 $1,423 $1,515

1 2 3 4

# of Quarters

50% Volume Increase Incremental for 150% Incremental for 300%

Incremental for 100% Incremental for 200% EBITDA Pre-CBA

Source: Company information.

Increases in volume are expected to more than offset the impact of Medicare rate reductions

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ROTECH

HEALTHCARE INC.

We Care About Patient Care

Rotech’s exposure to Competitive Bidding is limited

~50% of Rotech’s branches are outside of CMS’ defined Metropolitan Statistical Areas (MSAs) which are utilized to establish Competitive Bidding Areas (CBAs)

Round 1 Competitive Bidding (9 CBAs)

Round 2 Competitive Bidding (91 CBAs)

Rotech located in 63 of 91 CBAs

28 CBAs without branches provides upside

Remaining MSAs Nationwide

Rotech locations in remaining 231 MSAs

Rural markets – outside MSA

TOTAL ROTECH BRANCHES

Rotech branches Rotech revenue

25

97

108

223

453

Medicare Round 1 3%

Medicare Round 2 12%

Remaining Medicare MSAs 10%

Medicare rural markets 14%

Non-Medicare revenue 61%

Total Medicare revenue 39%

Note: YTD 6/30/10.

Approximately 25% of Rotech’s overall revenue could be exposed to Competitive Bidding

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ROTECH

HEALTHCARE INC.

We Care About Patient Care

Regulatory environment stabilized

2011 competitive bidding: limited to nine CBAs

– Won 6 of 9 regions

– $900k impact Q1 (without offset from 17 contracts awarded)

2010 impact: $6mm

– Nebulizer medications

2009 impact: $68mm

– 36-month oxygen cap: $25mm

– 9.5% MIPPA reduction: $17mm

– Reduction in nebulizer medication: $26mm

No significant changes expected until Competitive Bidding implemented

Source: Rotech 2009 10K.

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Strategic paths to EBITDA growth

ROTECH HEALTHCARE INC.
We Care About Patient Care

Natural industry growth

- Aging population base
- Increasing awareness of COPD
- Lower cost environment
- Attractive commission and bonus programs

Equipment purchases from competitors exiting the industry

- Selective purchase of equipment on rent in patient's homes from competitors exiting industry
  - 2009: $10.5mm equipment purchases, ~$11.3mm annual revenue
  - 2010: $2.3mm equipment purchases to date; ~$3.1mm annual revenue

Leverage existing fixed cost infrastructure

- Layer additional patient volume into existing infrastructure
- Maintain stringent control over expenses and capital expenditures

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18

ROTECH

HEALTHCARE INC.

We Care About Patient Care

Proven and experienced management team

Name Title Years of sector experience Previous background

Phil Carter President and CEO 12 CEO of Apria Healthcare

President and CEO of Mac Frugal’s Bargain Close-Outs Inc.

Mike Dobbs Chief Operating Officer 12 EVP, Logistics at Apria Healthcare

SVP, Distribution at Mac Frugal’s Bargain Close-Outs Inc.

Steve Alsene Chief Financial Officer 7 Head of Corporate Audit Services of Harcourt Education

Rebecca Myers Chief Legal Officer 10 SVP & General Counsel at Options Healthcare

SVP & General Counsel at ValueRX

Don Guenette Chief Supply Chain Officer 18 SVP, Corporate Purchasing at Apria Healthcare

Mary Clark Chief Contracts Officer 17 SVP, Managed Care at Apria Healthcare

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ROTECH

HEALTHCARE INC.

We Care About Patient Care

2. Financial review

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ROTECH

HEALTHCARE INC.

We Care About Patient Care

Financial accomplishments

Successfully transitioned through Medicare reimbursement challenges

– Restructured field operations, clinical programs and pharmacy operations

– Recorded ~$52mm of savings; primarily comprised of staffing reductions

Reinvested in operational infrastructure

– Expanded sales and operations training programs

– Upgraded proprietary billing platform

– Streamlined billing processes and medical documentation, electronic claims submission and order intake

Initiated cash interest payment on PIK loan in September 2009

Continued wins and growth in managed care and VA contracts

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ROTECH

HEALTHCARE INC.

We Care About Patient Care

Rotech successfully reorganized company to offset recent challenges

EBITDA bridge

($ in millions)

77 15 (18) 8 82 18 (25) (17) (26) 52 5 89

2007 adjusted EBITDA

Gross profit $ growth

Nebulizer medication reductions

2008 restructuring initiatives

2008 adjusted EBITDA

Gross profit $ growth

Medicare 36-month rental cap

MIPPA 9.5% medication reductions

Nebulizer medication reductions

2009 restructuring initiatives

Equipment purchases from competitors

2009 adjusted EBITDA

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ROTECH

HEALTHCARE INC.

We Care About Patient Care

Quarterly results remain strong

($ in millions)

Q1 2009A Q2 2009A Q3 2009A Q4 2009A Q1’2010A Q2’2010A

Revenue $119 $116 $123 $123 $123 $124

Adj. EBITDA* $21 $22 $23 $23 $25 (1) $26 (2)

% margin 17.9% 18.7% 18.9% 18.9% 20.2% 21.2%

% growth 25.6% 20.6% 9.4%(2.2%) 17.4% 22.0%

Balance sheet statistics

Cash and cash equivalents $70 $70 $83 $59 $59 $54

Total debt 507 511 513 513 513 513

Net debt 438 441 430 454 454 459

Credit statistics

Debt / LTM EBITDA 6.0x 5.8x 5.7x 5.7x 5.5x 5.2x

Net debt / LTM EBITDA 5.2x 5.0x 4.8x 5.1x 4.9x 4.7x

(1) Includes $5mm benefit for accounts receivable adjustment in Q1 2010.

(2) Excludes $3mm one-time gain related to commercial arbitration settlement related to previously unpaid claims, interest, fees and legal costs.

* See appendix for a reconciliation of Adjusted EBITDA from net earnings (loss).

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ROTECH

HEALTHCARE INC.

We Care About Patient Care

Appendix

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ROTECH

HEALTHCARE INC.

We Care About Patient Care

Adjusted EBITDA reconciliation

($ in millions)

2007A 2008A 2009A Q1’10A Q2’10A

Adjusted EBITDA

Net (loss) earnings ($46) ($247) ($21) ($7) $3

Federal and state income tax expense (benefit) (5) (0) – 0 (0)

Interest expense 49 50 46 11 11

Depreciation and amortization 63 67 63 15 15

Adjustments to EBITDA:

Goodwill and long-lived asset impairments – 207 – – –

Loss on extinguishment of debt 12 – – – –

Accounts receivable adjustments – – – 5 –

Restructuring expense – 4 – 0 0

Settlement costs 4 – – – –

Non-cash equity-based compensation expense 0 1 1 0 0

Other adjustments – – 0 – (3)

Adjusted EBITDA $77 $82 $89 $25 (1) $26 (2)

(1) Includes $5mm benefit for accounts receivable adjustment in Q1 2010.

(2) Excludes $3mm one-time gain related to commercial arbitration settlement related to previously unpaid claims, interest, fees and legal costs.

Note: Additional detail is available in Rotech’s 8-K filed on May 10, 2010.

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